SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

TONGXIN INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	333-147086-01 (Commission File No.)	(IRS Employer Identification No.)

Hunan Tongxin, Jiangbei Town, Changsha County, Hunan Province, 410135, China

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:073186264578

199 Pierce Street, Suite 202, Birmingham, Michigan 48009

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 19, 2013, Tongxin International, Ltd. (the “Company”) announced that it received written notification from the Securities and Exchange Commission (“SEC”) that the SEC has concluded its investigation and does not intend to recommend an enforcement action against the Company. As previously reported in its Current Report on Form 8-K filed on September 27, 2012, the Company received from the SEC's Division of Enforcement a notice of investigation seeking information primarily concerning the transactions between the Company’s wholly owned subsidiary Hunan Tongxin Enterprise Co. and a previously related party, Meihua Bus.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TONGXIN INTERNATIONAL LTD.

Date: December 19, 2013	By:	/s/ Zhang Duanxiang
	Name:	Zhang Duanxiang
	Its:	Chief Executive Officer